                        TERM SHEET DATED AUGUST 28, 1998
                           $800,000,000 (Approximate)
      GREEN TREE RECREATIONAL, EQUIPMENT & CONSUMER TRUST 1998-C (ISSUER)
             GREEN TREE FINANCIAL CORPORATION (SELLER AND SERVICER)

   To 10% Call:

------------------------------------------------------------------------------------------
                             AVG. LIFE                                        EXP. RATINGS
  CLASS         CLASS SIZE    TO CALL     TYPE    DAY COUNT   EXPECTED FINAL   (S&P/FITCH)
---------       -----------  ---------  -------   ---------   --------------  ------------
Class A-1       122,000,000     0.24     Fixed    Actual/360       04/99        A-1+/F-1+
Class A-2       193,000,000     1.00    Floating  Actual/360       04/00         AAA/AAA
Class A-3       150,000,000     2.01     Fixed        30/360       04/01         AAA/AAA
Class A-4       111,000,000     3.00     Fixed        30/360       04/02         AAA/AAA
Class A-5       104,000,000     4.19     Fixed        30/360       11/03         AAA/AAA
Class A-6        36,000,000     5.63     Fixed        30/360       12/04          AA/AA
Class A-7        32,000,000     6.37     Fixed        30/360       02/05           A/A
Class B-1        16,000,000     6.38     Fixed        30/360       02/05         BBB/BBB
Class B-2        36,000,000     6.38     Fixed        30/360       02/05         BBB-/BBB
------------------------------------------------------------------------------------------

   TO MATURITY:

------------------------------------------------------------------------------------------
                            AVG. LIFE                                        EXP. RATINGS
  CLASS         CLASS SIZE  TO MATURITY   TYPE    DAY COUNT   EXPECTED FINAL   (S&P/FITCH)
---------       -----------  ---------  -------   ---------   --------------  ------------
Class A-7       32,000,000      6.90      Fixed     30/360        05/06            A/A
Class B-1       16,000,000      8.11      Fixed     30/360        05/07          BBB/BBB
Class B-2       36,000,000     10.19      Fixed     30/360        08/11          BBB-/BBB
------------------------------------------------------------------------------------------

SELLER/SERVICER:      Green Tree Financial Corporation
TRANSACTION:          Green Tree Recreational, Equipment & Consumer Trust 1998-C
INDENTURE TRUSTEE:    U.S. Bank Trust National Association
OWNER TRUSTEE:        Wilmington Trust Company
UNDERWRITERS:         Merrill Lynch & Co. (Lead Manager), J.P. Morgan & Co.
                      (Co-Mgr.), Lehman Brothers (Co-Mgr.), and NationsBanc
                      Montgomery Securities LLC (Co-Mgr.)
CUT-OFF DATE:         August 1, 1998 (or the date of origination, if later) for
                      all Initial and Additional Contracts and the date when
                      purchased by the Trust for all Subsequent Contracts.
EXP. PRICING:         On or about September 2, 1998
EXP. SETTLEMENT:      September 28, 1998
DISTRIBUTION DATE:    The 15th day of each month (or if such 15th day is not
                      a business day, the next succeeding business day), commencing on October 15, 1998
ERISA:                Class A-1 through A-7 are ERISA eligible.
                      Class B-1 and Class B-2 are NOT ERISA eligible.
OPTIONAL REDEMPTION:  10% Clean-up Call

ASSET TYPE                                            BASE CASE PREPAYMENT RATE
-----------                                           -------------------------
Horse Trailers, Sport Vehicles,
 Keyboard Instruments,  Recreational Vehicles         18% CPR
Marine Products                                       100% (1)
Motorcycle and Aircraft                               30% CPR
Trucks                                                1.4% ABS

(1) The 100% Prepayment Assumption assumes a conditional prepayment rate of 0% per annum of the then outstanding principal balance and an additional 1.27% (precisely, 14/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 14%.





MERRILL LYNCH
                                    1
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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy

DESCRIPTION OF THE SECURITIES:
-----------------------------

CREDIT ENHANCEMENT:    Class A-1
                        through A-5: 15% subordination (Class A-6, A-7, B-1,
                                     and B-2)
                       Class A-6:    10.50% subordination (Class A-7, B-1
                                     and B-2)
                       Class A-7:    6.50% subordination (Class B-1 and B-2)
                       Class B-1:    4.50% subordination (Class B-2)
                       Class B-2:    Limited Guaranty

PRE-FUNDING FEATURE:   On the Closing Date, a portion of the proceeds from the
                       sale of the Notes and Certificates (the "Pre-Funded
                       Amount") will be deposited in a segregated account (the
                       "Pre-Funding Account") and used by the Trust to purchase
                       Subsequent Contracts during the Pre-Funding Period. The
                       Pre-Funded Amount will be reduced during the Pre-Funding
                       Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding
                       Account following the Pre-Funding Period which had been allocated to the purchase of Subsequent Contracts will be paid to the Class A-1 Noteholders.





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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy

DISTRIBUTIONS:         The Amount Available will generally consist of payments
--------------         on or in respect of the Contracts, and will include
                       amounts otherwise payable as the Monthly Servicing and Guaranty Fee to Green Tree.

                       On each Distribution Date, the Servicer shall instruct the Indenture Trustee to distribute from the Collection Account the Amount Available in the following order of priority.

                          1. If Green Tree or an affiliate is no longer the Servicer, then to the Servicer, the Monthly
                              Servicing Fee for the related Monthly Period.
                          2.  To the Servicer, reimbursement for advances made
                              with respect to delinquent payments that were
                              recovered during the prior Monthly Period.
                          3.  To the Note Distribution Account, all accrued
                              interest on the Senior Notes (Class A-1,
                              Class A-2, Class A-3, Class A-4 and Class A-5 Notes).
                          4. To the Note Distribution Account, the First Priority Principal Distribution Amount, if any.
                          5. To the Note Distribution Account, all accrued interest on the Class A-6 Notes.
                          6. To the Note Distribution Account, the Second Priority Principal Distribution Amount, if any.
                          7. To the Note Distribution Account, all accrued interest on the Class A-7 Notes.
                          8. To the Note Distribution Account, the Third Priority Principal Distribution Amount, if any.
                          9. To the Certificate Distribution Account, all accrued interest on the Class B-1 Certificates.
                          10. To the Note Distribution Account (or, if all the
                              Notes have been paid in full, to the Certificate Distribution Account), the Fourth Priority Principal Distribution Amount, if any.
                          11. To the Note Distribution Account (or, if all the
                              Notes have been paid in full, to the Certificate Distribution Account), the remaining Total Principal Distribution Amount.
                          12. To the Certificate Distribution Account, all
                              accrued interest on the Class B-2 Certificates.
                          13. To the Certificate Distribution Account, the
                              remaining Total Principal Distribution Amount
                              (for payment to the Class B-2 Certificates, if the Notes and the Class B-1 Certificates have been paid in full).
                          14. To Green Tree, any remaining amount as the Monthly
                              Servicing and Guaranty Fee.

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                                    3
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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy

DESCRIPTION OF THE
  NOTES:
------------------

INTEREST:              Interest on the Principal Balance of each Class of Notes
                       will accrue from the Settlement Date, or from the most recent Distribution Date on which interest has been paid, to but excluding the following Distribution Date, at the interest Rate for such Class. The "Principal Balance" of any Class of Notes as of any Distribution Date will be the Original Principal Balance of such Class minus all amounts previously distributed to the Noteholders of such Class in respect of principal.

                       Interest on the Class A-1 and Class A-2 Notes will be calculated on the basis of actual days elapsed in a 360-day year. Interest on all other Classes of Notes will be calculated on the basis of 360-day year of twelve 30-day months. In the event the remaining funds available are not sufficient to make a full distribution of Interest on a Class of Notes, the remaining funds available will be applied to the payment of interest on the Class of Notes and the amount of the shortfall will be added to the amount of interest payable on the Class of Notes on the next Distribution Date. Any amount so carried forward will bear interest at the applicable interest rate, to the extent legally permissible.

                       The interest rate for the Class A-2 Notes will be floating and will equal the lesser of:

                           i. one-month LIBOR plus the margin and
                          ii. 9.00%.

                       Interest will be paid on the Senior Notes on each Distribution Date to the extent of funds available on such Distribution Date. In the event the funds available are not sufficient to make a full distribution of interest on the Senior Notes, the funds available will be applied pro rata to each Class of Senior Notes based on the amount payable to each such Class.

                       Interest will be paid on the Class A-6 Notes on each Distribution Date, to the extent of the remaining funds available on such Distribution Date after payment of (i) all interest accrued on the Senior Notes and (ii) the First Priority Principal Distribution Amount, if any.

                       Interest will be paid on the Class A-7 Notes on each Distribution Date, to the extent of the remaining funds available on such Distribution Date after payment of (i) all interest accrued on the Senior Notes, (ii) the First Priority Principal Distribution Amount (if any), (iii) all interest accrued on the Class A-6 Notes and (iv) the Second Priority Principal Distribution Amount, if any.

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                                    4
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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy

PRINCIPAL:             Noteholders will be entitled to receive on each
                       Distribution Date as payment of principal, in the manner and order of priority set forth below, an amount equal to the Total Principal Distribution
                       Amount for such Distribution Date. Such amount will be paid as principal on the Class A-1 Notes until the Class A-1 Notes have been paid in full, then on the Class A-2 Notes until the Class A-2
                       Notes have been paid in full and so on until the Class A-7 Notes have been paid in full.

                       The "Total Principal Distribution Amount" for any Distribution Date will equal:

                          (i) the Formula Principal Distribution Amount for
                              such Distribution Date, plus

                         (ii) the aggregate of all Formula Principal Shortfalls,
                              if any, for prior Distribution Dates, plus

                        (iii) the First Priority Principal Distribution Amount,
                              if any, the Second Principal Distribution Amount, if any, the Third Priority Principal Amount, if any, and the Fourth Priority Principal Distribution, if any for such Distribution Date, minus

                         (iv) all amounts actually paid on the Notes and
                              Certificates on prior Distribution Dates in respect of a First Priority Principal Distribution Amount, Second Priority Principal Distribution Amount, Third Priority Principal Distribution Amount, or Fourth Priority Principal Distribution Amount.

                       The "Formula Principal Distribution Amount" with respect to any Distribution Date will be an amount equal to the sum of the following amounts with respect to the related Monthly Period. In each case computed in accordance with the method specified in each Contract.

                          (i) all scheduled payments of principal due on each
                              outstanding Contract during the related Monthly Period (after adjustments for previous Partial Principal Prepayments and after any adjustments to a contract's amortization schedule as a result of a bankruptcy or similar proceeding involving the related Obligor),

                         (ii) the Scheduled Principal Balance of each Contract
                              which, during the related Monthly Period, was purchased by Green Tree pursuant to the Sale and Servicing Agreement on account of a breach of a representation or warranty,

                        (iii) all Partial Principal Prepayments applied and all
                              Principal Prepayments in Full received on Contracts during the related Monthly Period

                         (iv) the Scheduled Principal Balance of each Contract
                              that became a Liquidated Contract during the related Monthly Period plus the amount of any reduction in the outstanding principal balance of a Contract during such Monthly Period ordered as a result of a bankruptcy or similar proceeding involving the related Obligor,

                          (v) all collections in respect of principal on the
                              Contracts received during the current month up to and including the third business day prior to such Distribution Date (but in no event later than the 10th day of the month in which such Distribution Date occurs), minus

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                                       5
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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy

                         (vi) with respect to all Distribution Dates other than
                              the Distribution Date in September 1998, all collections of principal on the Contracts received during the related Monthly Period up to and including the third business day prior to the proceeding Distribution Date (but in no event later than the 10th day of the prior month)

                       In the event the remaining funds available for such Distribution Date are not sufficient to make a full distribution of the Formula Principal Distribution Amount, the amount of such deficiency (the "Formula Principal Shortfall" for such Distribution Date) will be added to the Total Principal Distribution Amount for the next Distribution Date.

                       In the unlikely event that on any Distribution Date, (i) the aggregate Principal Balance of the Senior Notes is greater than (ii) the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date, minus the aggregate Scheduled Principal Balance of all Defaulted Contracts, minus $175,000, the amount of such deficiency (the "First Priority Principal Distribution Amount") will be payable as an additional payment of principal on the Class of Notes then entitled to receive the Total Principal Distribution Amount, from funds available for distribution on such Distribution Date after the payment of all interest then payable on the Senior Notes but prior to the payment of interest then payable on the Class A-6 Notes.

                       Similarly, in the event that on any Distribution Date,
                       (i) the aggregate Principal Balance of the Senior Notes, plus the Principal Balance of the Class A-6 Notes, minus the amount of any First Priority Principal Distribution Amount paid on such Distribution Date, is greater than
                       (ii) the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date, minus the aggregate Scheduled Principal Balance of all Defaulted Contracts, minus $175,000, the amount of such deficiency (the "Second Priority Principal Distribution Amount") will be payable as an additional payment of principal on the Class of Notes then entitled to receive the Total Principal Distribution Amount, from funds available for distribution on such Distribution Date after the payment of all interest then payable on the Senior Notes, the First Priority Principal Distribution Amount and all interest then payable on the Class A-6 Notes, but prior to the payment of interest then payable on the Class A-7 Notes.

                       Similarly, in the event that on any Distribution Date,
                       (i) the aggregate Principal Balance of the Notes, minus the amount of any First Priority Principal Distribution Amount paid on such Distribution Date, and minus the amount of any Second Priority Principal Distribution Amount paid on such Distribution Date, is greater than
                       (ii) the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date, minus the aggregate Scheduled Principal Balance of all Defaulted Contracts, minus $175,000, the amount of such deficiency (the "Third Priority Principal Distribution Amount") will be payable as an additional payment of principal on the Class of Notes then entitled to receive the Total Principal Distribution Amount, from funds available for distribution on such Distribution Date after the payment of all interest then payable on the Senior Notes, the First Priority Principal Distribution Amount, all interest then payable on the Class A-6 Notes, the Second Priority Principal Distribution Amount and all interest then payable on the Class A-7 Notes, but prior to the payment of interest then payable on the Class B-1 Certificates.


MERRILL LYNCH
                                       6
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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy

                       Similarly, in the event that on any Distribution Date,
                       (i) the aggregate Principal Balance of the Notes, plus the Principal Balance of the Class B-1 Certificates, minus the amount of any First Priority Principal Distribution Amount paid on such Distribution Date, minus the amount of any Second Priority Principal Distribution Amount paid on such Distribution Date, and minus the amount of any Third Priority Principal Distribution Amount paid on such Distribution Date, is greater than
                       (ii) the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date, minus the aggregate Scheduled Principal Balance of all Defaulted Contracts, minus $175,000, the amount of such deficiency (the "Fourth Priority Principal Distribution Amount") will be payable as an additional payment of principal on the Class of Notes or Certificates then entitled to receive the Total Principal Distribution Amount from funds available for distribution on such Distribution Date after the payment of all interest then payable on the Senior Notes, the First Priority Principal Distribution Amount, all interest then payable on the Class A-6 Notes, the Second Priority Principal Distribution Amount, all interest then payable on the Class A-7 Notes, the Third Priority Principal Distribution Amount and all interest then payable on the Class B-1 Certificates, but prior to the payment of the Formula Principal Distribution Amount.

                       A "Liquidated Contract" means any Defaulted Contract as to which the Servicer has determined that all amounts which it expects to recover from or on account of such Contract through the date of disposition of the related Product have been recovered or any Defaulted Contract in respect of which the related Product has been realized upon and disposed of and the proceeds of such disposition have been received. A "Defaulted Contract" is any Contract as to which the Servicer has commenced repossession procedures or assigned such Contract to a third party for repossession or other enforcement, but which has not become a Liquidated Contract.


DESCRIPTION OF THE CONSUMER CERTIFICATES:
----------------------------------------

DISTRIBUTIONS:         Certificateholders will be entitled to receive on each
                       Distribution Date commencing in September 1998, to the extent that funds available (together with the Guaranty
                       Payment for the Class B-2 Certificates) described below are sufficient therefor, distributions of interest and principal in the manner and order of priority set forth below.

CLASS B-1 INTEREST:    Interest on the Principal Balance of the Class B-1
                       Certificates will accrue from the Settlement Date or from the most recent Distribution Date, to but excluding the following Distribution Date, at the Class B-1 Pass-
                       Through Rate. The "Class B-1 Principal Balance" as of any
                       Distribution Date will be the Original Principal Balance of such Class minus all amounts previously distributed to the Class B-1 Certificateholders in respect of principal.

                       Interest will be calculated for Class B-1 Certificates on the basis of a 360-day year of twelve 30-day months. Interest will be paid on the Class B-1 Certificates on each Distribution Date to the extent of funds available on such Distribution Date, after payment of (i) interest on the Notes, (ii) the First Priority Principal Distribution Amount (if any), (iii) the Second Priority Principal Distribution


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                                       7
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statement. If you have not received the statement, call your Merrill Lynch account executive for another copy

                       Amount (if any) and (iv) the Third Priority Principal Distribution Amount (if any).

                       In the event the remaining funds available are not sufficient to make a full distribution of interest on the Class B-1 Certificates, the remaining funds available will be applied to the payment of interest on such Class and the amount of the shortfall will be carried forward and added to the amount of interest payable on the next Distribution Date. Any amount so carried forward will bear interest at the Class B-1 Pass-Through Rate to the extent legally permissible.

CLASS B-1 PRINCIPAL:   No distributions of principal on the Class B-1
                       Certificates will be payable until all of the Notes have been paid in full. On each Distribution Date commencing on the Distribution Date on which the Notes are paid in full, principal will be paid on the Class B-1
                       Certificates in an amount equal to the Total Principal
                       Distribution Amount for such Distribution Date, to the extent of funds available on such Distribution Date after payment of interest on the Class B-1 Certificates.

CLASS B-2 INTEREST:    Interest on the Principal Balance of the Class B-2
                       Certificates will accrue from the Settlement Date, or from the most recent Distribution Date, to but excluding the following Distribution Date, at the Class B-2 Pass-
                       Through Rate. The "Class B-2 Principal Balance" as of any
                       Distribution Date will be the Original Principal Balance of such Class minus all amounts previously distributed to the Class B-2 Certificateholders in respect of principal.

                       Interest will be calculated for Class B-2 Certificates on the basis of a 360-day year of twelve 30-day months. Interest will be paid on the Class B-2 Certificates on each Distribution Date to the extent of funds available on such Distribution Date, after payment of all interest and principal then payable on the Notes and the Class B-1 Certificates.

                       In the event the remaining funds available are not sufficient to make a full distribution of interest on the Class B-2 Certificates, the remaining funds available will be applied to the payment of interest on such Class and the amount of the shortfall will be carried forward and added to the amount of interest payable on the next Distribution Date. Any amount so carried forward will bear interest at the Class B-2 Pass-Through Rate, to the extent legally permissible.

CLASS B-2 PRINCIPAL:   No distributions of principal on the Class B-2
                       Certificates will be payable until all of the Class B-1
                       Certificates have been paid in full (other than a Class
                       B-2 Principal Liquidation Loss paid by Green Tree pursuant to the Limited Guaranty). On each Distribution
                       Date commencing on the Distribution Date on which the Class B-1 Certificates are paid in full, principal will be paid on the Class B-2 Certificates in an amount equal to the Total Principal Distribution Amount for such Distribution Date, to the extent of funds available on such Distribution Date after payment of interest on the Class B-2 Certificates.

LIMITED GUARANTY:      If the Pool Scheduled Principal Balance for any
                       Distribution Date is less than the sum of the aggregate outstanding Principal Balance of the Notes and the Certificates after giving effect to all distributions on such Distribution Date, then Green Tree will be obligated to pay the amount of such deficiency (a "Class B-2

MERRILL LYNCH
                                       8
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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy

                       Principal Liquidation Loss") under the Limited Guaranty. If Green Tree should fail to pay such amount, however, the Class B-2 Principal Balance would not be reduced and interest would continue to accrue on the full Class B-2 Principal Balance. Securityholders would, however, be entitled to receive such unpaid amount as part of the Total Principal Distribution Amount prior to any payment of the Monthly Servicing and Guaranty Fee to Green Tree on any subsequent Distribution Date.

                       In order to mitigate the effect of the subordination of the Class B-2 Certificates and the effect of liquidation losses and delinquencies on the Contracts, the Class B-2 Certificateholders are entitled to receive on each Distribution Date the amount equal to the Guaranty Payment, if any, under Green Tree's Limited Guaranty. The Guaranty Payment for any Distribution Date will equal the difference, if any, between the Class B-2 Distributable Amount and the remaining funds available in the Collection Account after payment of all interest and principal on the Notes and Class B-1 Certificates. The "Class B-2 Distribution Amount" equals the unpaid and accrued interest on the Class B-2 Certificates, plus on each Distribution Date commencing on the Distribution Date on which the Notes and Class B-1 Certificates are paid in full, principal in an amount equal to the Total Principal Distribution Amount for such Distribution Date (less, on the Distribution Date on which the Class B-1 Certificates are paid in full, the portion thereof payable on the Class B-1 Certificates), plus any Class B-2 Principal Liquidation Loss for such Distribution Date.

OPTIONAL REDEMPTION:   The Consumer Securities will be redeemed in whole, but
                       not in part, on any Distribution Date on which Green Tree exercises its option to purchase the Contracts. Green
                       Tree may purchase the Contracts when the Pool Scheduled
                       Principal Balance has declined to 10% or less of the Cutoff Date Pool Principal Balance. Such redemption would effect early retirement of the Class A-6 Notes, Class A-7
                       Notes, the Class B-1 Certificates and Class B-2
                       Certificates.


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                                       9
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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy

                          AVERAGE LIFE SENSITIVITIES


AVERAGE LIFE SENSITIVITY (TO CALL)

                                             Prepayment Scenarios
                              I           II           III          IV          V
                         -----------  -----------  -----------  ----------  ----------
Avg. life  (yrs.)/
Exp. final  (mos.)
CLASS
-----
Class A-1                  0.28 / 8     0.26 / 7     0.24 / 7    0.22 / 6   0.20 / 6
Class A-2                  1.16 / 22    1.08 / 20    1.00 / 19   0.93 / 17  0.87 / 16
Class A-3                  2.30 / 35    2.15 / 33    2.01 / 31   1.88 / 29  1.76 / 27
Class A-4                  3.40 / 48    3.20 / 45    3.00 / 43   2.82 / 40  2.66 / 38
Class A-5                  4.72 / 71    4.44 / 66    4.19 / 62   3.95 / 58  3.74 / 54
Class A-6                  6.45 / 86    6.01 / 80    5.63 / 75   5.27 / 71  4.96 / 66
Class A-7                  7.21 / 87    6.79 / 82    6.37 / 77   5.96 / 72  5.62 / 68
Class B-1                  7.21 / 87    6.80 / 82    6.38 / 77   5.96 / 72  5.63 / 68
Class B-2                  7.21 / 87    6.80 / 82    6.38 / 77   5.96 / 72  5.63 / 68

AVERAGE LIFE SENSITIVITY (TO MATURITY)

                                             Prepayment Scenarios
                              I           II           III          IV          V
                         -----------  -----------  -----------  ----------  ----------
Avg. life  (yrs.)/
Exp. final  (mos.)
CLASS
-----
Class A-7                 7.77 / 103   7.33 / 97    6.90 / 92    6.50 / 87   6.12 / 83
Class B-1                 8.95 / 113   8.53 / 109   8.11 / 104   7.70 / 99   7.31 / 94
Class B-2                10.76 / 155  10.49 / 155  10.19 / 155   9.89 / 155  9.57 / 155

                                             Prepayment Scenarios
                              I           II           III          IV          V
                         -----------  -----------  -----------  ----------  ----------
Securities (1)                80%         90%         100%         110%        120%

(1) The 100% Base Case assumes 18% CPR with respect to Horse Trailers, Sport Vehicles, Keyboard Instruments and Recreational Vehicles; 30% CPR with respect to Motorcycles and Aircraft; 1.40% ABS with respect to Trucks; and with respect to Marine Products, 100% Prepayment Assumption, which assumes a conditional prepayment rate of 0% per annum of the then outstanding principal balance and an additional 1.27% (precisely, 14/11%) per annum in each month thereafter until the twelfth month.


MERRILL LYNCH
                                       10
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

                               THE CONTRACT POOL

GENERAL

   These computational materials contain information regarding the Initial Contracts, which were originated through July 30, 1998 and will be transferred to the Trust on the Closing Date. The information for each Initial Contract is as of the Cutoff Date for such Initial Contract. The Initial Contracts had an aggregate principal balance as of the Cutoff Date of $498,904,486.00. The Sale and Servicing Agreement provides that the Additional Contracts will be purchased by the Trust on the Settlement Date and that Subsequent Contracts will be purchased by the Trust after the Settlement Date.

   The Initial Contracts (i) had a remaining maturity, as of the Cutoff Date, of at least 5 months, but not more than 240 months, (ii) had an original maturity of at least 5 months, but not more than 240 months, (iii) had an original principal balance of at least $1,540.11 and not more than $5,525,000.00, (iv) had a remaining principal balance as of the Cutoff Date of at least $1,003.65 and not more than $5,525,000.00 and (v) had a contractual rate of interest ("Initial Contract Rate") of at least 6.99% and not more than 21.00%. Neither Green Tree nor the Servicer may substitute other contracts for the Initial Contracts at any time during the term of the Sale and Servicing Agreement.

                                                                                                    Wtd. Avg.
                                                                                                    Wtd. Avg.    WTD.
                                                                   % OF SCHED.               WTD.     ORIG.      AVG.    WTD.
                               # OF       % OF       SCHEDULED        Prin.      AVG. PRIN.  Avg.    Sched.      Rem.    Avg.
ASSET  TYPE                  CONTRACTS  CONTRACTS  PRIN. BALANCE     BALANCE      BALANCE    RATE     TERM     TERM (1)  LTV
-----------                  ---------  ---------  --------------  -----------   ----------  -----  ---------  --------  ----
AIRCRAFT                          251      1.02     64,505,448.71     12.93      256,993.82   8.85     133        133     90
HORSETRAILER                    1,920      7.77     20,580,877.01      4.13       10,719.21  10.75     124        124     84
KEYBOARD                          453      1.83      5,039,785.21      1.01       11,125.35  11.02      97         97     85
MARINE PRODUCTS                 5,398     21.86     91,835,221.15     18.41       17,012.82  10.29     147        146     86
MOTORCYCLE                      6,017     24.36     55,580,747.81     11.14        9,237.29  12.69      68         67     85
RECREATIONAL VEH                6,121     24.78    122,121,239.47     24.48       19,951.19   9.78     155        154     84
SPORT VEH                       3,076     12.45     15,918,380.32      3.19        5,175.03  14.99      54         53     86
TRUCKS                          1,462      5.92    123,322,786.41     24.72       84,352.11  10.00      57         56     94

       Totals                  24,698    100.00    498,904,486.00    100.0    0   20,200.20  10.35     111        111     88

(1) Based on scheduled payments due after the Cutoff Date and assuming no prepayments on the Contracts.

The following are the assumed characteristics of Additional and Subsequent Contracts as of the Cut-off Date:

                     AGGREGATE PRINCIPAL         WEIGHTED AVERAGE       WEIGHTED AVERAGE      WEIGHTED AVERAGE
ASSET  TYPE          BALANCE OUTSTANDING            ORIGINAL TERM         REMAINING TERM                  RATE
-----------          -------------------         ----------------       ----------------      ----------------
AIRCRAFT                  25,494,551                   133                      133                  8.85
HORSETRAILER               9,419,123                   124                      124                 10.75
KEYBOARD                   4,960,215                    97                       97                 11.02
MARINE PRODUCTS           48,164,779                   147                      147                 10.29
MOTORCYCLE                39,419,252                    68                       68                 12.69
RECREATIONAL VEH          67,878,761                   155                      155                  9.78
SPORT VEH                 14,081,620                    54                       54                 14.99
TRUCKS                    91,677,214                    57                       57                 10.00
                         -----------                   ---                      ---                 -----

       Totals            301,095,515                   111                      111                 10.35



MERRILL LYNCH
                                       11
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statement. If you have not received the statement, call your Merrill Lynch account executive for another copy

                 GEOGRAPHIC CONCENTRATION OF INITIAL CONTRACTS

                   NUMBER OF             PERCENT OF                                           PERCENT OF INITIAL
                CONTRACTS AS OF           NUMBER OF            PRINCIPAL BALANCE AS OF         CUTOFF DATE POOL
STATE             CUTOFF DATE             CONTRACTS                  CUTOFF DATE              PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
AK                       63                 0.26%                     5,690,900.00                    1.14%
AL                      525                 2.13                     12,334,853.00                    2.47
AR                      353                 1.43                      7,996,918.00                    1.60
AZ                    1,173                 4.75                     21,392,134.00                    4.29
CA                    3,700                14.98                     75,085,329.00                   15.05
CO                      711                 2.88                     13,656,699.00                    2.74
CT                      294                 1.19                      2,474,614.00                    0.50
DC                        5                 0.02                        155,909.00                    0.03
DE                       40                 0.16                        628,940.00                    0.13
FL                    1,904                 7.71                     42,013,502.00                    8.42
GA                      844                 3.42                     14,302,128.00                    2.87
HI                       44                 0.18                        686,571.00                    0.14
IA                      131                 0.53                      2,924,350.00                    0.59
ID                       66                 0.27                      1,584,589.00                    0.32
IL                      416                 1.68                      6,659,768.00                    1.33
IN                      296                 1.20                      4,749,341.00                    0.95
KS                      130                 0.53                      5,946,781.00                    1.19
KY                      279                 1.13                      3,308,355.00                    0.66
LA                      276                 1.12                      6,123,084.00                    1.23
MA                      368                 1.49                      3,974,548.00                    0.80
MD                      303                 1.23                      7,648,419.00                    1.53
ME                       63                 0.26                        765,541.00                    0.15
MI                      239                 0.97                     10,010,507.00                    2.01
MN                      518                 2.10                     12,853,884.00                    2.58
MO                      514                 2.08                     10,798,168.00                    2.16
MS                      228                 0.92                      6,241,378.00                    1.25
MT                       24                 0.10                        639,311.00                    0.13
NC                    1,193                 4.83                     14,435,755.00                    2.89
ND                       24                 0.10                        448,877.00                    0.09
NE                      111                 0.45                      1,742,433.00                    0.35
NH                       65                 0.26                      3,011,309.00                    0.60
NJ                      635                 2.57                      9,349,122.00                    1.87
NM                      375                 1.52                      5,060,391.00                    1.01
NV                      540                 2.19                     11,192,155.00                    2.24
NY                      706                 2.86                     13,154,219.00                    2.64
OH                      355                 1.44                     11,129,174.00                    2.23
OK                      452                 1.83                     10,375,055.00                    2.08
OR                      611                 2.47                     10,757,635.00                    2.16
PA                      413                 1.67                      5,285,265.00                    1.06
RI                       71                 0.29                        641,270.00                    0.13
SC                      436                 1.77                     10,685,354.00                    2.14
SD                       67                 0.27                      4,287,931.00                    0.86
TN                      505                 2.04                      9,570,579.00                    1.92
TX                    2,670                10.81                     57,221,562.00                   11.47
UT                      125                 0.51                      4,558,686.00                    0.91
VA                      589                 2.38                      9,565,601.00                    1.92
VT                       21                 0.09                        261,602.00                    0.05
WA                      957                 3.87                     19,820,393.00                    3.97
WI                      178                 0.72                      3,579,321.00                    0.72
WV                       52                 0.21                        921,967.00                    0.18
WY                       40                 0.16                      1,202,308.00                    0.24
                     ------               ------                    --------------                  ------
         Total       24,698               100.00%                   498,904,486.00                  100.00%
                     ======               ======                    ==============                  ======

MERRILL LYNCH
                                       12
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statement. If you have not received the statement, call your Merrill Lynch account executive for another copy

               DISTRIBUTION OF ORIGINAL INITIAL CONTRACT AMOUNTS

                                     NUMBER OF             PERCENT OF                                         PERCENT OF INITIAL
                                  CONTRACTS AS OF           NUMBER OF         PRINCIPAL BALANCE AS OF          CUTOFF DATE POOL
ORIGINAL CONTRACT AMOUNT            CUTOFF DATE             CONTRACTS               CUTOFF DATE               PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------------------
Less than   10000                     11,427                 46.27%                 65,827,328.00                   13.19%
10000-      19999                      8,188                 33.15                 115,984,045.00                   23.25
20000-      29999                      2,155                  8.73                  51,458,008.00                   10.31
30000-      39999                        825                  3.34                  28,168,082.00                    5.65
40000-      49999                        505                  2.04                  22,447,293.00                    4.50
50000-      59999                        347                  1.40                  18,735,541.00                    3.76
60000-      69999                        206                  0.83                  13,186,585.00                    2.64
70000-      79999                        209                  0.85                  15,625,702.00                    3.13
80000-      89999                        209                  0.85                  17,727,475.00                    3.55
90000-      99999                        166                  0.67                  15,698,300.00                    3.15
100000-     109999                        93                  0.38                   9,620,625.00                    1.93
110000-     119999                        56                  0.23                   6,407,667.00                    1.28
120000-     129999                        41                  0.17                   5,052,829.00                    1.01
130000-     139999                        22                  0.09                   2,947,839.00                    0.59
140000-     149999                        22                  0.09                   3,186,651.00                    0.64
150000-     159999                        18                  0.07                   2,779,406.00                    0.56
160000-     169999                        11                  0.04                   1,827,754.00                    0.37
170000-     179999                        17                  0.07                   2,964,299.00                    0.59
180000-     189999                        11                  0.04                   2,026,616.00                    0.41
190000-     199999                        13                  0.05                   2,517,721.00                    0.50
200000-     249999                        25                  0.10                   5,552,714.00                    1.11
250000-     299999                        25                  0.10                   6,702,650.00                    1.34
300000-     349999                        12                  0.05                   3,875,167.00                    0.78
350000-     399999                        22                  0.09                   7,975,736.00                    1.60
400000-     449999                        14                  0.06                   5,908,474.00                    1.18
450000-     499999                         9                  0.04                   4,350,171.00                    0.87
500000-     549999                         6                  0.02                   3,105,463.00                    0.62
550000-     599999                         1                  0.00                     569,741.00                    0.11
600000-     649999                         2                  0.01                   1,254,829.00                    0.25
650000-     699999                         1                  0.00                     671,805.00                    0.13
700000-     749999                         6                  0.02                   4,265,054.00                    0.85
750000-     799999                         4                  0.02                   3,101,201.00                    0.62
800000-     849999                         5                  0.02                   4,122,427.00                    0.83
850000-     899999                         1                  0.00                     860,061.00                    0.17
900000-     949999                         3                  0.01                   2,699,047.00                    0.54
950000-     999999                         2                  0.01                   1,959,672.00                    0.39
1000000+                                  19                  0.08                  37,740,507.00                    7.56
                                      ------                ------                 --------------                  ------
            Total                     24,698                100.00%                498,904,486.00                  100.00%
                                      ======                ======                 ==============                  ======

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                                       13
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statement. If you have not received the statement, call your Merrill Lynch account executive for another copy

                    YEAR OF ORIGINATION OF INITIAL CONTRACTS

                               NUMBER OF         PERCENT OF                               PERCENT OF INITIAL
                            CONTRACTS AS OF       NUMBER OF     PRINCIPAL BALANCE AS OF    CUTOFF DATE POOL
YEAR OF ORIGINATION           CUTOFF DATE         CONTRACTS           CUTOFF DATE         PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------
1986                                 1              0.00%                 21,605.00                0.00%
1995                                12              0.05                 352,684.00                0.07
1996                                50              0.20               1,309,908.00                0.26
1997                                82              0.33               2,056,179.00                0.41
1998                            24,553             99.41             495,164,110.00               99.25
                                ------            ------             --------------              ------
                   Total        24,698            100.00%            498,904,486.00              100.00%
                                ======            ======             ==============              ======

       DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

                               NUMBER OF         PERCENT OF                               PERCENT OF INITIAL
                            CONTRACTS AS OF       NUMBER OF     PRINCIPAL BALANCE AS OF    CUTOFF DATE POOL
LOAN-TO-VALUE RATIO           CUTOFF DATE         CONTRACTS           CUTOFF DATE         PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------
10.001- 15.000                      5                 0.02%              18,347.00                 0.00%
15.001- 20.000                     13                 0.05               77,124.00                 0.02
20.001- 25.000                     32                 0.13              152,173.00                 0.03
25.001- 30.000                     52                 0.21              282,042.00                 0.06
30.001- 35.000                     88                 0.36              520,243.00                 0.10
35.001- 40.000                    122                 0.49            1,002,819.00                 0.20
40.001- 45.000                    181                 0.73            1,405,159.00                 0.28
45.001- 50.000                    307                 1.24            2,879,418.00                 0.58
50.001- 55.000                    415                 1.68            4,411,578.00                 0.88
55.001- 60.000                    515                 2.09            5,200,384.00                 1.04
60.001- 65.000                    661                 2.68            7,557,771.00                 1.51
65.001- 70.000                  1,007                 4.08           13,056,577.00                 2.62
70.001- 75.000                  1,565                 6.34           21,988,465.00                 4.41
75.001- 80.000                  2,362                 9.56           40,718,679.00                 8.16
80.001- 85.000                  3,405                13.79           63,903,797.00                12.81
85.001- 90.000                  6,915                28.00          114,488,817.00                22.95
90.001- 95.000                  3,415                13.83           87,361,279.00                17.51
95.001-100.000                  3,638                14.73          133,879,814.00                26.83
                               ------               ------          --------------               ------
                   Total       24,698               100.00%         498,904,486.00               100.00%
                               ======               ======          ==============               ======

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                                       14
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statement. If you have not received the statement, call your Merrill Lynch account executive for another copy

                             INITIAL CONTRACT RATES

                               NUMBER OF         PERCENT OF                               PERCENT OF INITIAL
                            CONTRACTS AS OF       NUMBER OF     PRINCIPAL BALANCE AS OF    CUTOFF DATE POOL
CONTRACT RATE                 CUTOFF DATE         CONTRACTS           CUTOFF DATE         PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------
LESS THAN 7.00001                   12               0.05%               310,672.00               0.06%
7.00001-  8.00000                  166               0.67             31,668,794.00               6.35
8.00001-  9.00000                1,275               5.16            119,890,300.00              24.03
9.00001- 10.00000                4,749              19.23            125,627,225.00              25.18
10.00001-11.00000                5,794              23.46             97,401,113.00              19.52
11.00001-12.00000                3,933              15.92             48,156,778.00               9.65
12.00001-13.00000                2,607              10.56             28,158,533.00               5.64
13.00001-14.00000                2,008               8.13             19,102,457.00               3.83
14.00001-15.00000                1,591               6.44             12,680,836.00               2.54
15.00001-16.00000                1,075               4.35              6,807,808.00               1.36
16.00001-17.00000                  764               3.09              4,927,801.00               0.99
17.00001+                          724               2.93              4,172,167.00               0.84
                                ------             ------            --------------             ------
                   Total        24,698             100.00%           498,904,486.00             100.00%

               REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

                               NUMBER OF         PERCENT OF                               PERCENT OF INITIAL
REMAINING MONTHS TO         CONTRACTS AS OF       NUMBER OF     PRINCIPAL BALANCE AS OF    CUTOFF DATE POOL
MATURITY                      CUTOFF DATE         CONTRACTS           CUTOFF DATE         PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------
LESS THAN 31                        810              3.28%           10,621,958.00                 2.13%
31-       60                      9,726             39.38           156,984,297.00                31.47
61-       90                      4,659             18.86            79,210,159.00                15.88
91-      120                      2,827             11.45            52,421,562.00                10.51
121-     150                      4,492             18.19            78,076,637.00                15.65
151-     180                      1,912              7.74            93,566,368.00                18.75
181-     210                         35              0.14             2,046,738.00                 0.41
211-     240                        237              0.96            25,976,768.00                 5.21
                                 ------            ------           --------------               ------
                Total            24,698            100.00%          498,904,486.00               100.00%
                                 ======            ======           ==============               ======


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                                       15
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statement. If you have not received the statement, call your Merrill Lynch account executive for another copy

The attached tables and other statistical analyses (the "Computational Material") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Material which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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